UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Waverley Oaks Road, Suite 114, Waltham, MA 02452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on August 8, 2022, Ondas Holdings Inc. (the “Company” or “Ondas”) entered into an Agreement of Merger (the “Merger Agreement”) with Talos Ltd., an Israeli company and a wholly owned subsidiary of the Company (“Merger Sub”), and Airobotics Ltd., an Israeli publicly traded company on the Tel Aviv Stock Exchange and a leading Israeli developer of autonomous unmanned aircraft systems and automated data analysis and visualization platforms (“Airobotics”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, and in accordance with the Companies Law 5759-1999 of the State of Israel (together with the rules and regulations thereunder, the “ICL”), Merger Sub shall be merged with and into Airobotics, and Airobotics will continue as a wholly owned subsidiary of the Company (the “Merger”). The completion of the Merger is subject to various closing conditions, including (a) the requisite regulatory approvals being obtained; (b) the absence of any applicable order (whether temporary, preliminary or permanent) in effect which prohibits the consummation of the Merger; (c) the absence of any law of any governmental authority of competent jurisdiction prohibiting the consummation of the Merger; and (d) Airobotics obtaining the requisite stockholder approval. The transaction is expected to close in the fourth quarter of 2022.

Item 8.01. Other Events.

On September 22, 2022, Ondas filed with the SEC a registration statement on Form S-4 for the purpose of registering the shares of Ondas common stock issuable as consideration for the Merger. Risk Factors related to Airobotics, the Merger, and the combined company, Business about Airobotics and Certain Information About Airobotics (the “Airobotics Business Section”), Airobotics’ Management’s Discussion and Analysis of Financial Condition and Results of Operations of Airobotics Ltd. as of and for the years ended December 31, 2021 and 2020 and as of June 30, 2020 and for the six month periods ended June 30, 2022 and 2021, the Merger section, and the Merger Agreement section from the registration statement on Form S-4 are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and incorporated herein by reference.

The audited financial statements of Airobotics for the years ended December 31, 2021 and December 31, 2020, the unaudited financial statements of Airobotics for the six months ended June 30, 2022 and June 30, 2021, and the unaudited pro forma condensed combined financial statements (and related notes) of the Company as of and for the six months ended June 30, 2022 and the year ended December 31, 2021 are attached hereto as Exhibits 99.5, 99.6 and 99.7, respectively, and incorporated herein by reference. The unaudited pro forma condensed combined financial statements are based on the Company’s audited and unaudited interim historical consolidated financial statements and Airobotics’ audited and unaudited interim historical financial statements as adjusted to give effect to the Company’s acquisition of Airobotics. The unaudited pro forma condensed combined balance sheet as of June 30, 2022 gives effect to these transactions as if they occurred on June 30, 2022. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 and the twelve months ended December 31, 2021 give effect to these transactions as if they occurred on January 1, 2021.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will be Filed with the SEC

Ondas filed with the SEC a registration statement on Form S-4, which includes a prospectus of Ondas, on September 22, 2022. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDAS, AIROBOTICS, THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors will be able to obtain free copies of the registration statement and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov and on Ondas’ website at https://ir.ondas.com.

Forward-Looking Statements

Statements made in this report that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 or as defined in the Israeli Securities Law 5728 – 1968. We caution readers that forward-looking statements are predictions based on Ondas’ and Airobotics’ current expectations about future events. Examples of forward-looking statements include, among others, statements regarding the proposed acquisition, including the benefits and timing of the proposed acquisition. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Ondas’ and Airobotics’ actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the other risks and uncertainties discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of Ondas’ most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of Ondas’ Quarterly Reports on Form 10-Q and in Ondas’ other filings with the SEC and with respect to Airobotics, Section 27 in Chapter A of the Airobotics Periodic Report for 2021 as published in the Israeli Securities Authority’s Magna System on March 30, 2022. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global.
99.1	Airobotics Business Section.
99.2	Risk Factors related to Airobotics, the Merger, and the combined company.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Airobotics as of and for the years ended December 31, 2021 and 2020 and as of June 30, 2022 and for the six month periods ended June 30, 2022 and 2021.
99.4	The Merger section and the Merger Agreement section.
99.5	The audited financial statements of Airobotics for the years ended December 31, 2021 and December 31, 2020.
99.6	The unaudited financial statements of Airobotics for the six months ended June 30, 2022 and June 30, 2021.
99.7	The unaudited proforma condensed combined financial statements (and related notes) of Ondas as of and for the six months ended June 30, 2022 and twelve months ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2022	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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